EXHIBIT 10.10











                            TRIGON INSURANCE COMPANY

                             401(k) RESTORATION PLAN



                 Amended and Restated Effective October 1, 1998











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                            TRIGON INSURANCE COMPANY

                             401(k) RESTORATION PLAN

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I PURPOSE AND EFFECTIVE DATE..........................................1
   1.1 Title..................................................................1
   1.2 Purpose................................................................1
   1.3 Effective Date.........................................................1

ARTICLE II DEFINITIONS AND CONSTRUCTION OF THE PLAN DOCUMENT..................2
   2.1 Alternate Payee........................................................2
   2.2 Beneficiary............................................................2
   2.3 Board..................................................................2
   2.4 Bookkeeping Account....................................................2
   2.5 Change of Control......................................................2
   2.6 Committee..............................................................3
   2.7 Company................................................................3
   2.8 Compensation...........................................................3
   2.9 Deferred Compensation..................................................3
   2.10 Disability............................................................3
   2.11 Domestic Relations Order..............................................3
   2.12 Early Retirement......................................................3
   2.13 Election Date.........................................................3
   2.14 Employee..............................................................4
   2.15 Enrollment/Change Form................................................4
   2.16 LTIP..................................................................4
   2.17 Participant...........................................................4
   2.18 Plan..................................................................4
   2.19 Plan Administrator....................................................4
   2.20 Plan Year.............................................................4
   2.21 Qualified Plan........................................................4
   2.22 Restricted Stock Award................................................4
   2.23 Restricted Stock Election.............................................4
   2.24 Stock Election Form...................................................4
   2.25 Termination of Service................................................5
   2.26 Trigon Stock..........................................................5
   2.27 Valuation Date........................................................5
   2.28 Value.................................................................5
   2.29 Gender and Number.....................................................5
   2.30 Titles................................................................5


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ARTICLE III ELIGIBILITY AND PARTICIPATION.....................................6
   3.1 Eligibility............................................................6
   3.2 Participation..........................................................6

ARTICLE IV PARTICIPANT DEFERRALS OF COMPENSATION AND COMPANY
MATCHING CONTRIBUTIONS........................................................7
   4.1 Compensation Deferral..................................................7
   4.2 Restricted Stock Election..............................................7
   4.3 Matching Contribution..................................................7
   4.4 Election to Participate, Modify, or Terminate Future Contributions.....7
   4.5 No Deferral Without Completion of Enrollment/Change Form...............8
   4.6 Duration of Enrollment/Change Forms....................................8
   4.7 Change in Status.......................................................8
   4.8 Deferrals on Change of Status of Participation.........................8
   4.9 Special Company Contribution...........................................8

ARTICLE V DEFERRAL ACCOUNT AND EARNINGS CREDITING RATE........................9
   5.1 Bookkeeping Account....................................................9
   5.2 Deemed Investment of the Bookkeeping Account...........................9
   5.3 Earnings Crediting Rate................................................9

ARTICLE VI DISTRIBUTION......................................................10
   6.1 Distribution of Account Balance.......................................10
   6.2 Change in Distribution Method.........................................10
   6.3 Payment Upon Change of Control........................................10
   6.4 Nonforfeitable Right to Contributions.................................10
   6.5 Form of Distribution..................................................10
   6.6 Timing of Distribution................................................11

ARTICLE VII HARDSHIP DISTRIBUTIONS...........................................12
   7.1 Hardship..............................................................12

ARTICLE VIII BENEFICIARY.....................................................13
   8.1 Beneficiary Designation...............................................13
   8.2 Proper Beneficiary....................................................13
   8.3 Minor or Incompetent Beneficiary......................................13

ARTICLE IX ADMINISTRATION OF THE PLAN........................................14
   9.1 Majority Vote.........................................................14
   9.2 Finality of Determination.............................................14
   9.3 Certificates and Reports..............................................14
   9.4 Indemnification and Exculpation.......................................14
   9.5 Expenses..............................................................14

ARTICLE X CLAIMS PROCEDURE...................................................15
   10.1 Written Claim........................................................15


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   10.2 Denied Claim.........................................................15
   10.3 Review Procedure.....................................................15
   10.4 Committee Review.....................................................15

ARTICLE XI GENERAL PROVISIONS................................................16
   11.1 No Funding...........................................................16
   11.2 No Contract of Employment............................................16
   11.3 Withholding Taxes....................................................16
   11.4 Restrictions on Transfer.............................................16
   11.5 Domestic Relations Order/Alternate Payee.............................16
   11.6 Construction.........................................................17
   11.7 Binding Upon Successors and Assigns..................................17
   11.8 Life Insurance and Funding...........................................17
   11.9 Form of Communication................................................17
   11.10 Right to Terminate..................................................18
   11.11 Right to Amend......................................................18




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                                    ARTICLE I

                           PURPOSE AND EFFECTIVE DATE


     1.1 TITLE This Plan shall be known as Trigon Insurance Company 401(k) Restoration Plan (hereinafter referred to as the "Plan"). The Plan was formerly known as the Trigon Blue Cross Blue Shield 401(k) Restoration Plan.

     1.2 PURPOSE The purpose of the Plan is to permit a select group of management or highly compensated employees of Trigon Insurance Company to defer the receipt of compensation without regard to the limits imposed by the Internal Revenue Code on tax-qualified plans that include a cash or deferred arrangement. The Plan constitutes an unfunded "top hat" arrangement under Title I of ERISA.

     1.3 EFFECTIVE DATE The effective date of the amendment and restatement of this Plan is October 1, 1998. The original effective date of this Plan was January 1, 1995.


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                                   ARTICLE II

                DEFINITIONS AND CONSTRUCTION OF THE PLAN DOCUMENT


     2.1 ALTERNATE PAYEE "Alternate Payee" means any spouse, former spouse, child or other dependent of a Participant who is recognized by a Domestic Relations Order as having a right to receive all or a portion of the benefits payable under the Plan with respect to such Participant.

     2.2 BENEFICIARY "Beneficiary" means the person or persons or the estate of a Participant entitled to receive any benefits under this Plan in the event of the Participant's death.

     2.3 BOARD "Board" means the Board of Directors of Trigon Insurance Company. Before March 7, 1997, the Board was the Board of Directors of Blue Cross and Blue Shield of Virginia.

     2.4 BOOKKEEPING ACCOUNT "Bookkeeping Account" means the bookkeeping record established by the Company for each Participant who elects to defer Compensation under this Plan.

     2.5 CHANGE OF CONTROL "Change of Control" means:

          (a) The acquisition by a Group of Beneficial Ownership of 20% or more of the Stock of Trigon Healthcare, Inc. ("Healthcare"), but excluding for this purpose any acquisition by Healthcare (or a subsidiary) or an employee benefit plan of Healthcare. "Group" means any individual, entity or group within the meaning of Sections 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Act"), "Beneficial Ownership" has the meaning in Rule 13d-3 promulgated under the Act, and "Stock" means the then outstanding shares of Class A common stock of Healthcare; or

          (b) Individuals who constitute the Board of Healthcare on the Date of this Agreement (the "Incumbent Board") cease to constitute at least a majority of the Board of Healthcare, provided that any director whose nomination was approved by a majority of the Incumbent Board shall be considered a member of the Incumbent Board; or

          (c) Approval by the shareholders of Healthcare of a reorganization, merger or consolidation, in each case, in which the owners of the Stock of Healthcare do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of the Stock of the corporation resulting from such reorganization, merger or consolidation; or

          (d) A complete liquidation or dissolution of Healthcare, or the sale or other disposition of all or substantially all of the assets of Healthcare.


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     2.6 COMMITTEE "Committee" means the Human Resources, Compensation and
Employee Benefits Committee of the Board of Directors.

     2.7 COMPANY "Company" means Trigon Insurance Company. Before March 7, 1997, the Company was Blue Cross and Blue Shield of Virginia, a Virginia corporation doing business as Trigon Blue Cross Blue Shield.

     2.8 COMPENSATION "Compensation" shall have the same meaning as provided in the Qualified Plan without regard to any limitations imposed by Sections 401(a)(17), 402(g) and 415 of the Internal Revenue Code and without regard to any deferrals made under the terms of this Plan, adjusted as follows:

          (a) If the Participant has made a Restricted Stock Election, Compensation shall be increased by the Value of any Restricted Stock Award made to the Participant under the LTIP.

          (b) As provided in the Qualified Plan, Compensation does not include income recognized with respect to Trigon Stock, including income arising from the lapse of restrictions on restricted stock paid under a Restricted Stock Award.

     2.9 DEFERRED COMPENSATION "Deferred Compensation" means the portion of a Participant's Compensation earned after the effective date of the Participant's Enrollment/Change Form for any calendar year, or part thereof, that has been deferred pursuant to the Plan.

     2.10 DISABILITY "Disability" means Total and Permanent Disability for purposes of and determined under the terms of the Company's long-term disability plan in effect at the time of such determination of Disability.

     2.11 DOMESTIC RELATIONS ORDER "Domestic Relations Order" means any judgement, decree or order (including approval of a property settlement agreement) which relates to the provision of child support, alimony payments or marital property rights to a spouse, former spouse, child or other dependent of a Participant made pursuant to a State domestic relations law (including a community property law).

     2.12 EARLY RETIREMENT "Early Retirement" means Termination of Service after a Participant is age 55 and is eligible for a benefit under the Non-Contributory Retirement Program for Certain Employees of Trigon Insurance Company.

     2.13 ELECTION DATE "Election Date" means the date established by this Plan as the date before which an Employee must submit a valid Enrollment/Change Form to the Committee. The applicable Election Dates are as follows: (a) 15 days after adoption of the Plan for Employees who are eligible to participate at the time the Plan is adopted, or (b) 15 days after a newly eligible Employee is notified of the right to participate in the Plan.


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     2.14 EMPLOYEE "Employee" means any member of management or highly compensated employee employed by the Company or subsidiary or affiliated company who is selected for participation by the Committee.

     2.15 ENROLLMENT/CHANGE FORM "Enrollment/Change Form" means the written form submitted to the Plan Administrator prior to the applicable Election Date. Each Enrollment/Change Form shall indicate (a) whether the Employee wishes to defer a portion of Compensation and, (b) the percentage of compensation to be deferred. No Enrollment/Change Form shall be effective until acknowledged by the Company.

     2.16 LTIP "LTIP" means the Officer Long-Term Incentive Plan or any similar plan or program that is established under the Trigon Healthcare, Inc. 1997 Stock Incentive Plan as amended from time to time or any successor plan.

     2.17 PARTICIPANT "Participant" means an Employee who has Deferred Compensation pursuant to the terms of this Plan, and whose Bookkeeping Account balance has not yet been fully distributed.

     2.18 PLAN "Plan" means Trigon Insurance Company 401(k) Restoration Plan as amended from time to time.

     2.19 PLAN ADMINISTRATOR "Plan Administrator" means the Senior Vice President, Corporate Services of the Company.

     2.20 PLAN YEAR "Plan Year" means the twelve month period commencing January 1 and ending December 31.

     2.21 QUALIFIED PLAN "Qualified Plan" means the Employees Thrift Plan of Trigon Insurance Company, as in effect at the date of the adoption of this Plan and as amended from time to time.

     2.22 RESTRICTED STOCK AWARD "Restricted Stock Award" means the portion of an award of restricted shares of Trigon Stock that is equal to the cash value of an award under the LTIP. The Restricted Stock Award will not include any additional restricted shares that are granted due to the Participant's election to receive restricted shares. In addition, the Restricted Stock Award will not include the additional 30% of restricted shares granted under LTIP awards for the 1998 and 1999 years for all LTIP awards.

     2.23 RESTRICTED STOCK ELECTION "Restricted Stock Election" means an election to have the Value of a Restricted Stock Award included as Compensation for purposes of the Plan.

     2.24 STOCK ELECTION FORM "Stock Election Form" means an election by a Participant to receive a distribution in the form of Trigon Stock.


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     2.25 TERMINATION OF SERVICE "Termination of Service" or similar expression means the last day of active work performed by the Participant as a common-law employee of the Company or any subsidiary or affiliate thereof.

     2.26 TRIGON STOCK "Trigon Stock" means common stock of Trigon Healthcare, Inc.

     2.27 VALUATION DATE "Valuation Date" means the date on which Deferred Compensation would otherwise be credited with interest or earnings pursuant to the Qualified Plan.

     2.28 VALUE "Value" means the fair market value of a share of Trigon Stock on the date that a Restricted Stock Award is made multiplied by the number of shares of Trigon Stock covered by the Restricted Stock Award. As provided in
Section 2.21, the Restricted Stock Award will not include any additional restricted shares that are granted due to the Participant's election to receive restricted shares, and will not include the additional 30% of restricted shares granted under LTIP awards for the 1998 and 1999 years.

     2.29 GENDER AND NUMBER Wherever the context so requires, masculine pronouns include the feminine and singular words shall include the plural.

     2.30 TITLES Titles of the Articles of this Plan are included for ease of reference only and are not to be used for the purpose of construing any portion or provision of this Plan document.


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                                   ARTICLE III

                          ELIGIBILITY AND PARTICIPATION


     3.1 ELIGIBILITY Officers of the Company who are Vice Presidents or above shall be eligible for participation in this Plan, unless otherwise determined by the Committee, in its sole discretion. All Participants must be a member of a select group of management or highly-compensated employees of the Company and must be eligible participants in the Qualified Plan.

     3.2 PARTICIPATION In order to become a Participant, an Employee selected for participation by the Committee shall complete and return to the Plan Administrator a duly executed Enrollment/Change Form. A Bookkeeping Account will be established by the Company for each Participant as provided in Section 5.1.


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                                   ARTICLE IV

           PARTICIPANT DEFERRALS OF COMPENSATION AND COMPANY MATCHING
                                  CONTRIBUTIONS


     4.1 COMPENSATION DEFERRAL Each Participant in the Plan may elect to have a percentage of Compensation deferred in accordance with the terms and conditions of this Plan. The percentage of such Compensation to be deferred each pay period shall be any whole percentage from 2% to 16% of Compensation, offset by amounts actually deferred in the applicable pay period to the Company's Qualified Plan.

     4.2 RESTRICTED STOCK ELECTION A Participant shall make a Restricted Stock Election at such times and in such manner as provided by the Plan Administrator, subject to the following provisions:

          (a) A Restricted Stock Election must be made at least six months before the end of a performance period under the LTIP. A Restricted Stock Election may be modified or terminated if the modification or termination is made at least six months before the end of a performance period under the LTIP.

          (b) If a Restricted Stock Election is made, a Restricted Stock Award will be deemed as Compensation in the pay period in which the award is made under the LTIP. A Participant shall make a deferral of the deferred portion of the Restricted Stock Award either by a check to the Company or by an increase in payroll deductions under a method approved by the Plan Administrator.

     4.3 MATCHING CONTRIBUTION The Company shall add to each Participant's Bookkeeping Account as of the last day of each pay period with respect to amounts deferred by a Participant under Sections 4.1 and 4.2, an amount equal to the difference between the amounts described in (a) and (b) as follows:

          (a) The amount equal to the matching contribution the Company would have made to the Qualified Plan based on the Participant's Compensation for such pay period if the Participant had made a contribution to the Qualified Plan in the amount of the contributions under Sections 4.1 and 4.2 without regard to the offset for amounts actually deferred during the applicable pay period under the Company's Qualified Plan.

          (b) The amount equal to the Company's actual matching contribution to the Qualified Plan for such pay period.

     4.4 ELECTION TO PARTICIPATE, MODIFY, OR TERMINATE FUTURE CONTRIBUTIONS Except as otherwise provided by the Plan Administrator, an eligible Employee desiring to participate in the Plan, or a Participant who desires to modify or terminate the amount of future Compensation being deferred under the Plan, must notify the Plan Administrator at least 15 days before the


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payroll date (or such other time as is established by the Plan Administrator)
for which the deferral is effective in writing on an Enrollment/Change Form provided by the Plan Administrator.

     4.5 NO DEFERRAL WITHOUT COMPLETION OF ENROLLMENT/CHANGE FORM A Participant who has not submitted a valid Enrollment/Change Form to the Plan Administrator before the relevant Election Date may not defer any Compensation under this Plan for the applicable pay period.

     4.6 DURATION OF ENROLLMENT/CHANGE FORMS Enrollment/Change Forms shall remain in effect until modified or terminated as provided in Section 4.3. Future deferrals will be terminated automatically for any Participant who is deemed (by the Plan Administrator) to no longer be eligible for participation in the Plan.

     4.7 CHANGE IN STATUS If a Participant ceases to be eligible to participate or elects not to be an active Participant but continues to be employed by the Company, deferrals shall be suspended as provided in Section 4.7. All other provisions of the Plan shall remain in effect, and the Participant shall continue to be entitled to credits under Section 5.2 of the Plan until the Participant's Bookkeeping Account is fully distributed as provided in Article VI.

     4.8 DEFERRALS ON CHANGE OF STATUS OF PARTICIPATION Deferral credits pursuant to Sections 4.1 and 4.2 for a Participant whose status changes will be governed by the following provisions:

          (a) A Participant who elects not to participate in the Plan will be credited with deferrals through and ending with the payroll period within which the Participant's Election/Change Form is received by the Plan Administrator.

          (b) A Participant who becomes an ineligible Participant because he ceases to be within the group of employees determined by the Committee to be eligible to participate in the Plan will be entitled to Participant credits and Employer matching credits pursuant to Sections 4.1 and 4.2 through the end of the pay period within which the Participant ceases to be eligible.

     4.9 SPECIAL COMPANY CONTRIBUTION Effective as of end of the first quarter of 1998 and of each successive quarter each Plan Year, the Company, in its sole discretion, shall add to a Participant's Bookkeeping Account an amount equal to the sum of (a) and (b) as follows, as determined for the immediately prior Plan Year of the Qualified Plan:

          (a) excess Pre-Tax contributions, inclusive of earnings or losses, returned to the Participant under Section 3.04 of the Qualified Plan; and

          (b) excess Matching Contributions, inclusive of earnings or losses, forfeited or distributed under Section 3.04 or 3.05 of the Qualified Plan.


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                                   ARTICLE V

                  DEFERRAL ACCOUNT AND EARNINGS CREDITING RATE


     5.1 BOOKKEEPING ACCOUNT Compensation deferred by a Participant under
Section 4.1 and matching contributions under Section 4.2, and earnings credited pursuant to Section 5.2, shall be credited to a separate Bookkeeping Account for each Participant. Distributions pursuant to Articles VI and VII shall be debited against the Participant's Bookkeeping Account.

     5.2 DEEMED INVESTMENT OF THE BOOKKEEPING ACCOUNT Each Participant's Bookkeeping Account, and Deferred Compensation and Matching Contributions credited to his or her Bookkeeping Account for each pay period, shall be deemed to be invested as the Participant directs from time to time the investment of his account balance and future contributions to the Qualified Plan. No separate election by the Participant with respect to deemed investments in the Plan is permitted or required. Notwithstanding the foregoing, if the Participant has received a distribution of his or her entire account balance in the Qualified Plan, the Participant shall be eligible to direct from time to time the investment of his or her Bookkeeping Account under procedures established by the Plan Administrator.

     5.3 EARNINGS CREDITING RATE The amount in the Participants Bookkeeping Account shall be credited or debited with earnings based on the adjustment of the unit value of the Participant's deemed investment funds on the date the amounts are credited to the Participant's account balance in the Qualified Plan.


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                                   ARTICLE VI

                                  DISTRIBUTION


     6.1 DISTRIBUTION OF ACCOUNT BALANCE Distribution of the value of a Participant's Bookkeeping Account balance shall be in a lump sum or in up to 10 annual installments as specified by the Participant on the Participant's initial Enrollment/Change Form. If the lump sum method has been specified by the Participant, payment shall be made as soon as practicable after Termination of Service for any reason following a Participant's election relative to whether or not he or she will receive Trigon Stock ("Stock Election Form"). If the annual installment method has been selected and the Participant has a Termination of Service prior to becoming eligible for early retirement (other than Termination of Service due to death or Disability), the Participant's Bookkeeping Account balance will nonetheless be distributed in a lump sum. Annual installments may be selected in the event of death, Disability, or Early Retirement. If a payment form is not specified on an Enrollment/Change Form, a Participant's Bookkeeping Account balance shall be distributed as a lump sum.

     6.2 CHANGE IN DISTRIBUTION METHOD A Participant may change the method of distribution under Section 6.1 by filing a new Enrollment/Change Form. The change shall become effective on a date that is twelve months after the date such form is filed with the Plan Administrator. If the Participant becomes entitled to a distribution from the Plan before such twelve-month period has expired, the election shall be of no effect.

     6.3 PAYMENT UPON CHANGE OF CONTROL Notwithstanding any other provision of the Plan to the contrary, and unless the Participant made and filed with the Plan Administrator as soon as practicable after becoming a Participant, but in any event not later than six months before the occurrence of a Change of Control, an irrevocable election to defer receipt of payment to the date of his or her retirement or earlier termination of employment, upon a Change of Control, the Company shall pay to such Participant, Beneficiary or Alternate Payee of the Participant, within 30 days of a Change of Control a lump sum in cash in an amount equal to the amount credited to his or her Bookkeeping Account as of the Change of Control.

     6.4 NONFORFEITABLE RIGHT TO CONTRIBUTIONS The Participant shall have a nonforfeitable right to the value of the Bookkeeping Account attributable to the Participant's contributions plus deemed earnings on the Participant's contributions under the terms of this Plan. The Participant shall have a nonforfeitable right to the value of the Bookkeeping Account attributable to the Matching Contributions plus deemed earnings on the Matching Contributions at the same time he or she becomes vested in the Qualified Plan.

     6.5 FORM OF DISTRIBUTION All distributions of a Participant's Bookkeeping Account shall be made in cash or in Trigon Stock in accordance with a Participant's election. The Participant shall be required to make an affirmative election in order to receive Trigon Stock. In the event the Participant has selected a form of payment other than an immediate lump sum and the Participant has elected to receive the portion of his or her Bookkeeping Account invested in


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Trigon Stock in the form of stock, the Participant shall receive the shares of
Trigon Stock as a pro-rata portion of each distribution.

     6.6 TIMING OF DISTRIBUTION Distributions shall commence, or be paid in a lump sum if so elected, as soon as administratively feasible after the Participant's last day of employment.






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                                  ARTICLE VII

                             HARDSHIP DISTRIBUTIONS


     7.1 HARDSHIP At the request of a Participant or at the request of any of the Participant's Beneficiaries after the Participant's death, the Committee may, in its sole discretion, accelerate and pay all or part of the value of a Participant's Bookkeeping Account due under this Plan. Accelerated distributions at the request of the Participant or a Participant's Beneficiary may be allowed only in the event of a financial emergency beyond the Participant's or Beneficiary's control due to unforeseeable circumstances and only if disallowance of a distribution would create a severe hardship for the Participant or Beneficiary. An accelerated distribution must be limited to only that amount necessary to relieve the financial emergency. The determination of hardship and the amount of the hardship distribution by the Committee shall be final and conclusive and binding on the Participant or Beneficiary making the request.


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                                  ARTICLE VIII

                                   BENEFICIARY


     8.1 BENEFICIARY DESIGNATION A Participant shall designate a Beneficiary to receive benefits under the Plan on appropriate forms provided by and filed with the Plan Administrator. If more than one Beneficiary is named, the shares and/or precedence of each Beneficiary shall be indicated. A Participant shall have the right to change the Beneficiary by submitting to the Plan Administrator a change of Beneficiary form. However, no change of Beneficiary shall be effective until acknowledged in writing by the Plan Administrator.

     8.2 PROPER BENEFICIARY If the Plan Administrator has any doubt as to the proper Beneficiary to receive payments hereunder, the Plan Administrator shall have the right to withhold such payments until the matter is finally adjudicated. However, any payment made by the Plan Administrator, in good faith and in accordance with this Plan, shall fully discharge the Company from all further obligations with respect to that payment.

     8.3 MINOR OR INCOMPETENT BENEFICIARY In making any payments to or for the benefit of any minor or an incompetent Beneficiary, the Plan Administrator, in its sole and absolute discretion may make a distribution to a legal or natural guardian or other relative of a minor or court appointed representative of such incompetent. Or, it may make a payment to any adult with whom the minor or incompetent temporarily or permanently resides. The receipt by a guardian, representative, relative or other person shall be a complete discharge to the Company. Neither the Company nor the Plan Administrator shall have any responsibility to see to the proper application of any payments so made.


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                                   ARTICLE IX

                           ADMINISTRATION OF THE PLAN


     9.1 MAJORITY VOTE All resolutions or other actions taken by the Committee shall be by vote of a majority of those present at a meeting at which a majority of the members are present, or in writing by all the members at the time in office if they act without a meeting.

     9.2 FINALITY OF DETERMINATION Subject to the Plan, the Committee in administering the Plan shall, from time to time, establish rules, forms and procedures for the administration of the Plan. Except as herein otherwise expressly provided, the Committee shall have the exclusive right to interpret the Plan and to decide any and all matters arising thereunder or in connection with the administration of the Plan, and it shall endeavor to act, whether by general rules or by particular decisions, so as not to discriminate in favor of or against any person. The decisions, actions and records of the Committee shall be conclusive and binding upon the Company and all persons having or claiming to have any right or interest in or under the Plan, and cannot be overruled by a court of law unless arbitrary or capricious.

     9.3 CERTIFICATES AND REPORTS The members of the Committee, the Plan Administrator and the officers and directors of the Company shall be entitled to rely on all certificates and reports made by any duly appointed accountants, and on all opinions given by any duly appointed legal counsel, which legal counsel may be counsel for the Company.

     9.4 INDEMNIFICATION AND EXCULPATION The Company shall indemnify and hold harmless persons serving from time to time as Plan Administrator and each current and former member of the Committee and each current and former member of the Board ("Indemnitees") against any and all expenses and liabilities (to the extent not indemnified under any liability insurance contract or other indemnification agreement) which the person incurs on account of any act or failure to act in connection with the good faith administration of the Plan. Expenses against which an Indemnitee shall be indemnified hereunder shall include, without limitation, the amount of any settlement or judgment, costs, counsel fees, and related charges reasonably incurred in connection with a claim asserted, or a proceeding brought or settlement thereof. The foregoing right of indemnification shall be in addition to any other rights to which any such Indemnitee may be entitled as a matter of law, but shall be conditioned upon the person's notifying the Company of the claim of liability within 60 days of the notice of that claim and offering the Company the right to participate in and control the settlement and defense of the claim.

     9.5 EXPENSES The expenses of administering the Plan shall be borne by the Company.


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                                    ARTICLE X

                                CLAIMS PROCEDURE


     10.1 WRITTEN CLAIM Benefits shall be paid in accordance with the provisions of this Plan. The Participant, or a designated recipient or any other person claiming through the Participant shall make a written request for benefits under this Plan. This written claim shall be mailed or delivered to the Plan Administrator. Such claim shall be reviewed by the Plan Administrator or a delegate.

     10.2 DENIED CLAIM If the claim is denied, in full or in part, the Plan Administrator shall provide a written notice within ninety (90) days setting forth the specific reasons for denial, and any additional material or information necessary to perfect the claim, and an explanation of why such material or information is necessary, and appropriate information and explanation of the steps to be taken if a review of the denial is desired.

     10.3 REVIEW PROCEDURE If the claim is denied and a review is desired, the Participant (or Beneficiary) shall notify the Plan Administrator in writing within sixty (60) days after receipt of the written notice of denial. In requesting a review, the Participant or Beneficiary may request a review of the Plan Document or other pertinent documents with regard to the employee benefit Plan created under this agreement, may submit any written issues and comments, may request an extension of time for such written submission of issues and comments, and may request that a hearing be held, but the decision to hold a hearing shall be within the sole discretion of the Committee.

     10.4 COMMITTEE REVIEW The decision on the review of the denied claim shall be rendered by the Committee within sixty (60) days after the receipt of the request for review (if no hearing is held) or within sixty (60) days after the hearing if one is held. The decision shall be written and shall state the specific reasons for the decision including reference to specific provisions of this Plan on which the decision is based.


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


                                   ARTICLE XI

                               GENERAL PROVISIONS


     11.1 NO FUNDING Nothing contained in this Plan shall require the Company or any subsidiary or affiliate to segregate any assets from its general funds, or to create any trusts, or to make any special deposits for any amounts to be paid to any Participant, former Participant, Beneficiary or Alternate Payee. Participants, former Participants and any Beneficiary of a Participant or Alternate Payee shall not have any right, title or interest in or to any specific funds or property of the Company or any subsidiary or affiliate, and their interest shall be those of a general creditor.

     11.2 NO CONTRACT OF EMPLOYMENT The existence of this Plan does not constitute a contract for continued employment between a Participant and the Company or any subsidiary or affiliate.

     11.3 WITHHOLDING TAXES All payments under the Plan shall be subject to and net of an amount sufficient to satisfy all federal, state or local withholding tax requirements.

     11.4 RESTRICTIONS ON TRANSFER Any benefits to which a Participant, his Beneficiary or Alternate Payee may become entitled under this Plan are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, or encumbrance, and any attempt to do so is void. Benefits are not subject to attachment or legal process for the debts, contracts, liabilities, engagements or torts of a Participant, his Beneficiary or Alternate Payee. This Plan does not give a Participant, his Beneficiary or Alternate Payee any interest, lien, or claim against any specific assets of the Company or any subsidiary or affiliate. Participants and their Beneficiaries have only the rights of general creditors of the Company or any subsidiary or affiliate.

     11.5 DOMESTIC RELATIONS ORDER/ALTERNATE PAYEE.

          (a) Notwithstanding the provisions of Section 11.4, an Alternate Payee shall be entitled to receive a benefit under the Plan, computed by reference to the Participant's benefit in accordance with the terms of the Domestic Relations Order. Benefits shall be paid at the time and in the manner benefits begin to be paid or are paid to the Participant unless the Domestic Relations Order requires an earlier and/or different manner of payment. If the Alternate Payee predeceases the Participant before payments begin to be paid or are paid to the Participant, the Alternate Payee's interest in the Plan shall begin to be paid or shall be paid (i) at the time and in the manner the Alternate Payee would have received or began to receive payment had the Alternate Payee survived, and (ii) if not inconsistent with the terms of the Domestic Relations Order, to the person or persons designated by the Alternate Payee in a writing filed with and acknowledged by the Company, or, if no writing has been filed or if the person or persons designated predecease the Alternate Payee, to the legal representative of the Alternate Payee.

          (b) The Domestic Relations Order shall clearly specify (i) the name and last known mailing address of the Participant and the name and mailing address of each Alternate Payee covered by the order,
               (ii) the amount or percentage of the Participant's benefit to be paid by the Plan to each Alternate Payee, or the manner in which such amount or percentage is to be determined, and (iii) any limitation on the number of payments or period to which such order applies. The Company shall not be required to make payments to an Alternate Payee pursuant to a Domestic Relations Order that requires the Plan to (i) provide any type or form of benefit, or payment option, not otherwise provided under the Plan, (ii) provide increased benefits (determined on the basis of actuarial value), or (iii) pay benefits to an Alternate Payee otherwise required to be paid to another Alternate Payee under an order previously determined to be a Domestic Relations Order.

          (c) The Company shall have the right to delay any payment of a benefit under the Plan to an Alternate Payee for up to 180 days if necessary to determine whether the Domestic Relations Order complies with the provisions of this section.

          (d) If an Alternate Payee cannot be located after a diligent search has been conducted, the interest of the Alternate Payee can be forfeited at the direction of the Company at any time after a two-year period and restored to the Participant on such conditions and terms as the Company shall determine.

     11.6 CONSTRUCTION For construction, one gender includes the other, and the singular and plural include each other where the meaning would be appropriate. This Plan is construed in accordance with the laws of the Commonwealth of Virginia, except to the extent that the laws of the United States of America have superseded those laws. The headings in this Plan have been inserted for convenience of reference only and are to be ignored in any construction of the provision. If a provision of this Plan is not valid, that invalidity does not affect the remaining provisions.

     11.7 BINDING UPON SUCCESSORS AND ASSIGNS The provisions of the Plan shall be binding upon the Participant and the Company and their successors, assigns, heirs, executors and beneficiaries.

     11.8 LIFE INSURANCE AND FUNDING The Company in its discretion may apply for and procure as owner and for its own benefit insurance on the life of the Participant, in such amounts and in such forms as the Company may choose. The Participant shall have no interest whatsoever in any such policy or policies, but, as a condition of participation and at the request of the Company, the Participant shall submit to medical examinations and supply such information and execute such documents as may be required by the insurance company or companies to whom the Company has applied for insurance.

     11.9 FORM OF COMMUNICATION Any election, application, claim, notice or other communication required or permitted to be made by a Participant shall be in writing and in such form as the Committee shall prescribe. Such communication shall be effective upon mailing, if sent by first class mail, postage pre-paid, and addressed to the Company's office at 2015 Staples Mill Road, Richmond, Virginia 23230.

     11.10 RIGHT TO TERMINATE The Board may, in its sole discretion, terminate this Plan at any time. If the Plan is terminated, each Participant, former Participant or Beneficiary whose benefits are not in pay status shall be entitled to (a) begin to receive installment payments as provided, in Section 6.1, or (b) receive a single lump sum payment equal to the balance in his Bookkeeping Account (including the unpaid balance of the Bookkeeping Account of a Participant whose benefits are in pay status), as determined by the Company. The single lump sum payment shall be made as soon as practicable (but not later than 60 days) following the date the Plan is terminated and shall be in lieu of any other benefit which may be payable to the Participant, former Participant or Beneficiary under the Plan.

     11.11 RIGHT TO AMEND The Board may, in its sole discretion, amend this Plan in any way, provided no amendment shall adversely affect the rights of a Participant, former Participant or Beneficiary with respect to amounts credited to a Participant's, former Participant's or Beneficiary's Bookkeeping Account as of the date of the amendment.


     IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer on March 19, 1999 effective as of October 1, 1998.



                                   TRIGON INSURANCE COMPANY


                                   BY
                                      -----------------------------------------
                                      RONALD M. NASH
                                      SENIOR VICE PRESIDENT, CORPORATE SERVICES